CECO Environmental to Acquire Industrial Flow Control Leader GRC

Expands Infrastructure Expansion Joint Addressable Market by $300 million

DALLAS (Jan. 10, 2022) -- CECO Environmental Corp. (Nasdaq: CECE) (“CECO”), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment, and industrial equipment, today announced it has agreed to acquire industrial flow control leader GRC. The acquisition will be integrated into the company’s Effox-Flextor-Mader, Inc. (“EFM”) joint venture with Chartwell Investments Entrepreneur & Founder Capital, LLC (“Chief Capital”). The transaction is expected to close by April 2022, subject to customary closing conditions, and will be financed with a mix of cash, debt, and equity from the joint venture.

GRC is a worldwide leader in the engineering and manufacturing of non-metallic (rubber) expansion joints and flow control products with a highly diversified industrial customer base. With the acquisition, CECO expands its existing offering of EFM dampers and metallic expansion joints to include rubber expansion joints, ducting expansion joints, and industrial pinch and duck bill valves. The addition of GRC expands the addressable market size for CECO from $200 million to $500 million.

“CECO is in the business of protecting people, the environment and industrial equipment, and the acquisition of GRC allows us to significantly enhance these efforts,” said Todd Gleason, CEO of CECO Environmental. “With this acquisition, we will be able to bring turnkey, environmentally-friendly solutions that protect critical infrastructure, piping, and flow controls for the water, wastewater and storm water markets.”

Gleason continued, “The acquisition of GRC also advances CECO’s strategic growth plan to expand into adjacent industrial markets. Additionally, we are excited to work with the GRC management team who will make a strong impact on our focus to deliver environmental solutions for the general infrastructure and water and wastewater sectors.”

Lloyd Aanonsen, president and CEO, GRC, will be joining CECO as its new vice president and general manager of the newly formed damper and expansion joints platform. “We are excited to join the global and diverse family of CECO companies. With this combination, the platform will offer a full suite of solutions that will benefit from significant investments in infrastructure and well positions us for long-term global growth,” said Aanonsen.

Key highlights of the transaction include:

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Brands Maxi-Joint®, Flex-Valve® and SoundZorber® are leaders in infrastructure flow control markets
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With an average order size of ~$100K, GRC increases CECO’s short cycle mix to 27% from 22%
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GRC more than doubles platform addressable market size
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Recent $500 billion US Infrastructure Bill to be a significant tailwind for water and pipeline markets
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Strong and predictable free cash flow at >90% EBITDA to free cash flow conversion

As noted earlier in this release, under the terms of the agreement, GRC is to be acquired by EFM, a joint venture between CECO Environmental and Chief Capital formed in July 2020 to enhance the profitability and diversify the dampers and expansion joints platform. GRC adds accretive EBITDA margins, greater recurring cash flows and will leverage CECO’s international footprint to broaden industrial and water, wastewater and storm water end markets.

ABOUT CECO ENVIRONMENTAL

CECO is a global leader in industrial air quality and fluid handling serving a broad landscape of industrial and other niche markets. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect our shared environment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom Engineered Systems for applications including power generation, petrochemical processing, general industrial, refining, midstream oil & gas, electric vehicle production, poly silicon fabrication, battery recycling, beverage can, and water/wastewater treatment along with a wide range of other applications. CECO is listed on Nasdaq under the ticker symbol "CECE". For more information, please visit www.cecoenviro.com.

ABOUT GRC

GRC is a worldwide leader in the engineering, manufacturing, and sales of non-metallic (rubber) expansion joints and other rubber flow control products for a worldwide customer base. The company, otherwise known as General Rubber LLC, is widely recognized for its ability to provide engineered solutions for challenging piping and ducting system applications across multiple industries, executing on large-scale new construction capital works projects, as well as facility improvements on a small, medium, and large scale. The company was the first U.S. manufacturer of rubber expansion joints to become ISO 9001 certified. For more information, please visit www.general-rubber.com.

ABOUT CHIEF CAPITAL

Chief Capital provides flexible private equity for entrepreneurs, family-owned businesses and corporate carve-outs. The firm partners with management owners to help realize their visions and provide long-term capital, resources and expertise to accelerate growth and provide generational liquidity. Chief Capital customizes each investment to meet the objectives of its entrepreneur and family partners. With 40+ years of experience, Chief Capital focuses on niche lower middle market companies with an emphasis on healthcare services, business services and niche manufacturing segments. Please visit www.chiefcap.com

SAFE HARBOR

Any statements contained in this Press Release, other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance and include, but are not limited to statements about CECO’s expectations regarding the closing of the acquisition and integration of General Rubber LLC into EFM; and the expectations regarding the transaction’s impact on CECO’s strategic growth plan. We use words such as "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project," "will," "plan," "should" and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties surrounding the acquisition of EIS that could cause actual results to differ materially include risks regarding the achievement of the anticipated benefits of the acquisition, including synergies. Additional risks and uncertainties are discussed under "Part I – Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and "Part II – Item 1A. Risk Factors" of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and include, but are not limited to: our ability to successfully integrate acquired businesses and realize the synergies from acquisitions, as well as a number of factors related to our business, including economic and financial market conditions generally and economic conditions in CECO's service areas; the ability to expand operations in both new and existing markets; unpredictability and severity of catastrophic events, including cyber-security threats, acts of terrorism or outbreak of war or hostilities or public health crises, such as uncertainties regarding the extent and duration of impacts of matters associated with the novel coronavirus ("COVID-19"); and the effect of competition in the air quality and fluid handling industries. Many of these risks are beyond management's ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Matthew Eckl, Chief Financial Officer

(888) 990-6670

investor.relations@onececo.com

News Media:

Kimberly Plaskett, Corporate Communications Director

(469) 928-1090

CECO-Communications@onececo.com

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